Brighthouse Life Insurance Company

(“Brighthouse Financial”)

Home Office Address (no correspondence):

1209 Orange Street, Wilmington, DE 19801

Brighthouse Shield® Level II 6-Year Annuity

Brighthouse Shield® Level II 3-Year Annuity

Application for Individual Single Premium Deferred Index-

Linked Variable Annuity Contract

All sections are required unless otherwise indicated.

Regular mail: Brighthouse Financial P.O. Box 4365 Clinton, IA 52733-4365 Express mail only: Brighthouse Financial ATTN: 4365 – Life & Annuity MR-1 1315 19th Ave NW Clinton, IA 52732-2752

1. Product Selection Choose one of the following options.

  ☐ Brighthouse Shield Level II 6-Year Annuity            ☐ Brighthouse Shield Level II 3-Year Annuity

2. Annuitant Information Annuitant will be the Owner unless the Owner Information section is completed.

First Name:	Date of Birth:

Middle Name:	Country of Citizenship:

Last Name:	Country of Legal Residency:

Street Address:	Relationship to Owner:

City:	Email Address:

State: Zip:	Phone Number:

Social Security Number:	☐ Male ☐ Female

3. Owner Information

•	Complete if the Owner is different than the Annuitant. Correspondence is sent to the Owner.
•	If Owner is a Trust, complete the Trustee Certification form.
•	Unless otherwise permitted by the Internal Revenue Code, the Owner and Annuitant of this Contract must be the same individual for all IRA plan types except IRAs held by a custodian.

First/Entity Name:

Middle Name:	Date of Birth/Trust:

Last Name:	Country of Citizenship:

Street Address:	Country of Legal Residency:

City:	Email Address:

State: Zip:	Phone Number:

Social Security Number/TIN:	☐ Male ☐ Female ☐ Entity

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4. Joint Owner Information (Optional) Available for Non-Qualified contracts only.

First Name:	Date of Birth:

Middle Name:	Country of Citizenship:

Last Name:	Country of Legal Residency:

Street Address:	Email Address:

City:	Phone Number:

State: Zip:	☐ Male ☐ Female

Social Security Number:

5. Beneficiary Information

•	The death benefit will be payable to your estate if no designated beneficiary survives you or if you do not name a beneficiary.
•	If all Primary Beneficiaries predecease the Owner, then any surviving Contingent Beneficiaries listed below will be considered Primary Beneficiaries unless we are notified otherwise by the Owner.
•

If Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the Primary Beneficiary, and the beneficiaries listed below (whether listed as Primary or Contingent Beneficiaries) will be considered the Contingent Beneficiaries.

•	Either the Relationship to Owner or Social Security Number must be provided for all beneficiaries named.
•	If more than three beneficiaries are named, attach a signed and dated separate sheet.
•	Primary and Contingent Beneficiary percentages must each add up to 100%.

 ☐ Divide proceeds equally among Primary Beneficiaries

 ☐ Divide proceeds equally among Contingent Beneficiaries

Primary Beneficiary	Percentage: __________%

First/Entity
Name:	Street Address:

Middle Name:	City:

Last Name:	State: Zip:

SSN/TIN:	Relationship to Owner:

Date of Birth/Trust:	Phone Number:

☐ Primary ☐ Contingent (Please check one box.)	Percentage: ___________%

First/Entity
Name:	Street Address:

Middle Name:	City:

Last Name:	State: Zip:

SSN/TIN:	Relationship to Owner:

Date of Birth/Trust:	Phone Number:

(Continued on the next page.)

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☐ Primary ☐ Contingent (Please check one box.)	Percentage: __________%

First/Entity
Name:	Street Address:

Middle Name:	City:

Last Name:	State: Zip:

SSN/TIN:	Relationship to Owner:

Date of Birth/Trust:	Phone Number:

6. Plan Type Choose one of the following plan types.

☐ Non-Qualified	☐ Traditional IRA	☐ Roth IRA

☐ Non-Qualified Decedent	☐ Decedent IRA

7. Replacements

Do you have any existing life insurance policies or annuity contracts?	☐ Yes ☐ No

Will the proposed annuity replace, discontinue, or change any existing policy or contract?	☐ Yes ☐ No

If “Yes” to either, ensure that any applicable disclosure and replacement forms are attached.

Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract relating to this application.

8. Single Purchase Payment

•	Please provide the payment type for each incoming fund amount below and total them below.

•	Please make any checks payable to Brighthouse Life Insurance Company.

•	Tax year must be provided for IRA contributions.

•	Estimate total amount for 1035 exchanges, transfers, and rollovers.

•	Minimum total single purchase payment amount: $25,000.

1)	$______	☐ Payment/Contribution	Tax Year: ______	☐ Transfer	☐ Rollover	☐ 1035 Exchange

2)	$______	☐ Payment/Contribution	Tax Year: ______	☐ Transfer	☐ Rollover	☐ 1035 Exchange

3)	$______	☐ Payment/Contribution	Tax Year: ______	☐ Transfer	☐ Rollover	☐ 1035 Exchange

4)	$______	☐ Payment/Contribution	Tax Year: ______	☐ Transfer	☐ Rollover	☐ 1035 Exchange

$______________  Total Single Purchase Payment Amount

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9. Purchase Payment Allocation

•	This contract does not directly participate in any stock or equity investments.
•	Allocate your Purchase Payment among the Shield Options and Fixed Account below.
•

Indicate the percentage each Shield Option and the Fixed Account (if selected) should receive. Allocations must be in whole percentages and total 100%. You must allocate at least $500 into each selected option.

•	Use Allocation Section A for the Brighthouse Shield Level II 6-Year Annuity.
•	Use Allocation Section B for the Brighthouse Shield Level II 3-Year Annuity.

▶  Allocation Section A – Complete for Brighthouse Shield Level II 6-Year Annuity

 Participation Rate Cap Rate Fee Shield Options

Term	Shield Rate	Index/Crediting Strategy	Percentage

6 Year	Shield 25	S&P 500® Index Participation Rate Cap Rate Fee	%
		Russell 2000® Index Participation Rate Cap Rate Fee	%
		MSCI EAFE Index Participation Rate Cap Rate Fee	%
		Nasdaq-100 Index® Participation Rate Cap Rate Fee	%
	Shield 15	S&P 500® Index Participation Rate Cap Rate Fee	%
		Russell 2000® Index Participation Rate Cap Rate Fee	%
		MSCI EAFE Index Participation Rate Cap Rate Fee	%
		Nasdaq-100 Index® Participation Rate Cap Rate Fee	%
	Shield 10	S&P 500® Index Participation Rate Cap Rate Fee	%
		Russell 2000® Index Participation Rate Cap Rate Fee	%
		MSCI EAFE Index Participation Rate Cap Rate Fee	%
		Nasdaq-100 Index® Participation Rate Cap Rate Fee	%

Cap Rate Shield Options

Term	Shield Rate	Index/Crediting Strategy	Percentage

6 Year	Shield 25	S&P 500® Index	%
		Russell 2000® Index	%
		MSCI EAFE Index	%
		Nasdaq-100 Index®	%
	Shield 15	S&P 500® Index	%
		Russell 2000® Index	%
		MSCI EAFE Index	%
		Nasdaq-100 Index®	%
	Shield 10	S&P 500® Index	%
		Russell 2000® Index	%
		MSCI EAFE Index	%
		Nasdaq-100 Index®	%

3 Year	Shield 15	S&P 500® Index	%
		Russell 2000® Index	%
		MSCI EAFE Index	%
		Nasdaq-100 Index®	%
	Shield 10	S&P 500® Index	%
		Russell 2000® Index	%
		MSCI EAFE Index	%
		Nasdaq-100 Index®	%

(Continued on the next page.)

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 Cap Rate Shield Options (continued)

1 Year	Shield 25	S&P 500® Index	%
		Russell 2000® Index	%
		MSCI EAFE Index	%
		Nasdaq-100 Index®	%
	Shield 15	S&P 500® Index	%
		Russell 2000® Index	%
		MSCI EAFE Index	%
		Nasdaq-100 Index®	%
	Shield 10	S&P 500® Index	%
		Russell 2000® Index	%
		MSCI EAFE Index	%
		Nasdaq-100 Index®	%

 Step Rate Shield Options

Term	Shield Rate	Index/Crediting Strategy	Percentage

2 Year	Shield 15	S&P 500® Index Step Rate	%
		Russell 2000® Index Step Rate	%
		MSCI EAFE Index Step Rate	%
		Nasdaq-100 Index® Step Rate	%
	Shield 10	S&P 500® Index Step Rate	%
		Russell 2000® Index Step Rate	%
		MSCI EAFE Index Step Rate	%
		Nasdaq-100 Index® Step Rate	%

1 Year	Shield 15	S&P 500® Index Step Rate	%
		Russell 2000® Index Step Rate	%
		MSCI EAFE Index Step Rate	%
		Nasdaq-100 Index® Step Rate	%
	Shield 10	S&P 500® Index Step Rate	%
		Russell 2000® Index Step Rate	%
		MSCI EAFE Index Step Rate	%
		Nasdaq-100 Index® Step Rate	%

Step Rate Edge Shield Options

Term	Shield Rate	Index/Crediting Strategy	Percentage

2 Year	Shield 15	S&P 500® Index Step Rate Edge	%
		Russell 2000® Index Step Rate Edge	%
		MSCI EAFE Index Step Rate Edge	%
		Nasdaq-100 Index® Step Rate Edge	%
	Shield 10	S&P 500® Index Step Rate Edge	%
		Russell 2000® Index Step Rate Edge	%
		MSCI EAFE Index Step Rate Edge	%
		Nasdaq-100 Index® Step Rate Edge	%

(Continued on the next page.)

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Step Rate Edge Shield Options (continued)

1 Year	Shield 15	S&P 500® Index Step Rate Edge	%
		Russell 2000® Index Step Rate Edge	%
		MSCI EAFE Index Step Rate Edge	%
		Nasdaq-100 Index® Step Rate Edge	%
	Shield 10	S&P 500® Index Step Rate Edge	%
		Russell 2000® Index Step Rate Edge	%
		MSCI EAFE Index Step Rate Edge	%
		Nasdaq-100 Index® Step Rate Edge	%

Fixed Account
1 Year	Fixed Account	%

TOTAL:	___________________%

▶ Allocation Section B – Complete for Brighthouse Shield Level II 3-Year Annuity

Cap Rate Shield Options

Term	Shield Rate	Index/Crediting Strategy	Percentage

3 Year	Shield 15	S&P 500® Index	%
		Russell 2000® Index	%
		MSCI EAFE Index	%
		Nasdaq-100 Index®	%
	Shield 10	S&P 500® Index	%
		Russell 2000® Index	%
		MSCI EAFE Index	%
		Nasdaq-100 Index®	%

1 Year	Shield 15	S&P 500® Index	%
		Russell 2000® Index	%
		MSCI EAFE Index	%
		Nasdaq-100 Index®	%
	Shield 10	S&P 500® Index	%
		Russell 2000® Index	%
		MSCI EAFE Index	%
		Nasdaq-100 Index®	%

Step Rate Shield Options

Term	Shield Rate	Index/Crediting Strategy	Percentage

2 Year	Shield 15	S&P 500® Index Step Rate	%
		Russell 2000® Index Step Rate	%
		MSCI EAFE Index Step Rate	%
		Nasdaq-100 Index® Step Rate	%
	Shield 10	S&P 500® Index Step Rate	%
		Russell 2000® Index Step Rate	%
		MSCI EAFE Index Step Rate	%
		Nasdaq-100 Index® Step Rate	%

(Continued on the next page.)

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Step Rate Shield Options (continued)

1 Year	Shield 15	S&P 500® Index Step Rate	%
		Russell 2000® Index Step Rate	%
		MSCI EAFE Index Step Rate	%
		Nasdaq-100 Index® Step Rate	%
	Shield 10	S&P 500® Index Step Rate	%
		Russell 2000® Index Step Rate	%
		MSCI EAFE Index Step Rate	%
		Nasdaq-100 Index® Step Rate	%

Step Rate Edge Shield Options

Term	Shield Rate	Index/Crediting Strategy	Percentage
2 Year	Shield 15	S&P 500® Index Step Rate Edge	%
		Russell 2000® Index Step Rate Edge	%
		MSCI EAFE Index Step Rate Edge	%
		Nasdaq-100 Index® Step Rate Edge	%
	Shield 10	S&P 500® Index Step Rate Edge	%
		Russell 2000® Index Step Rate Edge	%
		MSCI EAFE Index Step Rate Edge	%
		Nasdaq-100 Index® Step Rate Edge	%
1 Year	Shield 15	S&P 500® Index Step Rate Edge	%
		Russell 2000® Index Step Rate Edge	%
		MSCI EAFE Index Step Rate Edge	%
		Nasdaq-100 Index® Step Rate Edge	%
	Shield 10	S&P 500® Index Step Rate Edge	%
		Russell 2000® Index Step Rate Edge	%
		MSCI EAFE Index Step Rate Edge	%
		Nasdaq-100 Index® Step Rate Edge	%

Fixed Account
1 Year	Fixed Account		%

TOTAL:	_____________%

10. Index Disclosure

The S&P 500® is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Brighthouse Financial, Inc. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Brighthouse Financial, Inc. Brighthouse Financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500®.

The Russell 2000® Index is a trademark of Russell Investments and has been licensed for use by affiliates of Brighthouse Financial, Inc. including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”). This annuity product is not sponsored, endorsed, sold or promoted by Russell Investments and Russell Investments makes no representation regarding the advisability of investing in this annuity product.

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This annuity product is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such products or securities or any index on which such products or securities are based. This annuity product Prospectus contains a more detailed description of the limited relationship MSCI has with affiliates of Brighthouse Financial Inc. including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”) and any related products.

Nasdaq®, Nasdaq-100®, Nasdaq-100 Index®, and NDX® are registered trademarks of Nasdaq, Inc. (which, with its affiliates, is referred to as the “Corporations”) and are licensed for use by Brighthouse Financial, Inc. Brighthouse Financial products have not been passed on by the Corporations as to their legality or suitability and are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THESE PRODUCTS.

11. Client Acknowledgements and Signature(s)

Notice to Applicant(s): Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

By signing below, I acknowledge the following:

•	I have read and understand the information above.
•	All information and statements made on all pages of this application are true and correct to the best of my knowledge and belief and made as the basis of this application.
•	I have read the Notice to Applicant(s) above.
•	I have received the Brighthouse Financial Customer Privacy Notice.
•	If this contract is being purchased with monies from an existing Brighthouse Financial Contract, then I have received the Internal Annuity Transfer Disclosure.
•	I understand that there is no additional tax benefit obtained by funding an IRA with an annuity.
•

I understand that I am applying for an index-based product and while the values of the policy may be affected by an external index, the policy does not directly participate in any stock or equity investments.

•	I have received the Annuity Buyer’s Guide if applicable in my state. Please see the Brighthouse Annuity Forms list (“BSL2-RPLDISC”) for states that require the Annuity Buyer’s Guide.
•

I understand that Brighthouse Financial does not guarantee the tax consequences of the annuity (including, but not limited to, whether the IRA or other tax-qualified annuity meets minimum distribution requirements and how much of each income payment is excludable from income as a return of any after-tax contribution), and I should consult with my own tax advisor prior to the purchase of the annuity.

•

I understand that if I elect to allocate all or a portion of the Purchase Payment into a Participation Rate Cap Rate Fee Shield Option, a Shield Option Fee is deducted on each Contract Anniversary. During the Term, the Shield Option Fee is multiplied by the Interim Value on each Contract Anniversary. The Shield Option Fee will also be deducted upon partial withdrawal, full withdrawal, annuitization, or the payment of the death benefit. Some exceptions apply. See the prospectus for details.

•	PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO A DOLLAR AMOUNT.
•	I have received the current prospectus for the Brighthouse Shield Level II 6-Year Annuity or Brighthouse Shield Level II 3-Year Annuity.
•	I have received the Brighthouse Shield Level II 6-Year Annuity or Brighthouse Shield Level II 3-Year Annuity Fact Card.
•

Connecticut residents only: I have received the Brighthouse Shield Level II 6-Year Annuity or Brighthouse Shield Level II 3-Year Annuity Connecticut Index Linked Annuity Disclosure and separate rate sheets for both the current and minimum guaranteed rates.

•

Minnesota residents only: I have received the Minnesota Brighthouse Shield Level II 6-Year Annuity or Brighthouse Shield Level II 3-Year Annuity Disclosure and separate rate sheets for both the current and minimum guaranteed rates.

(Continued on the next page.)

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U.S. Tax Certification

Under penalties of perjury, I certify that:

1.  The number shown on this form is my correct taxpayer identification number; and

2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.  I am a U.S. citizen or other U.S. person; and

4.  The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification Instructions: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. “U.S. citizen” and “U.S. person” are as defined in IRS Form W-9. If you are not a U.S. Citizen or a U.S. person for tax purposes, please cross out item 3 above and complete appropriate IRS documentation such as IRS Form W-8BEN. Item number 4, FATCA Code:   N/A (No FATCA Code Applicable).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature and Title of Owner* (Annuitant unless otherwise noted):	Date signed:

Signature of Joint Owner:	Date signed:

Signature of Annuitant (if different than the Owner):	Date signed:

*If the Owner is an entity, print the name of the Owner representatives and have one or more Owner representatives sign.

State where application is signed:

   (If state of signing is different than the Owner’s residence state, the Nexus form is required.)

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12. Representative Acknowledgements and Signature

By signing below, I certify that:

•	All information provided by the applicant has been truly and accurately recorded.
•	All answers are correct to the best of my knowledge.
•	I have delivered a current prospectus.
•	I have provided the customer with the Brighthouse Financial Consumer Privacy Notice prior to or at the time of application.
•	I have provided the Annuity Buyer’s Guide if applicable. Please see the Brighthouse Annuity Forms list (“BSL2-RPLDISC”) for states that require the Annuity Buyer’s Guide.
•	If this new contract is being purchased with monies from an existing Brighthouse Financial Contract, then I have provided the applicant(s) with the Internal Annuity Transfer Disclosure.
•	I have provided the Brighthouse Shield Level II 6-Year Annuity or Brighthouse Shield Level II 3-Year Annuity Fact Card.
•

Connecticut residents only: I have provided the Brighthouse Shield Level II 6-Year Annuity or Brighthouse Shield Level II 3-Year Annuity Connecticut Index Linked Annuity Disclosure and separate rate sheets for both the current and minimum guaranteed rates.

•

Minnesota only: I have provided the Minnesota Brighthouse Shield Level II 6-Year Annuity or Brighthouse Shield Level II 3-Year Annuity Disclosure and separate rate sheets for both the current and the minimum guaranteed rates.

Does the applicant have any existing life insurance policies or annuity contracts?	☐ Yes ☐ No

Will the proposed annuity replace, discontinue, or change any existing policy or contract?	☐ Yes ☐ No
If “Yes” to either, ensure that any applicable disclosure and replacement forms are attached.

 Primary Representative

First Name:	National Producer Number (NPN):

Middle Name:	State License I.D. Number:

Last Name:	Client Account Number:

Name of Firm:	Commission Percentage: ___________________%

Business Phone:

Signature of Primary Representative:	Date signed:

Commission Choice

Choose one. Once selected, this option cannot be changed. Not all options may be available. Please check with your back office.

☐ Option A	☐ Option B	☐ Option C

Additional Representative(s)

Representative Name:	National Producer Number	Commission
	(NPN):	Percentage:

1)		____________%

2)		____________%

3)		____________%

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